As filed with the Securities and Exchange Commission January 5, 2001



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 21, 2000


                               SOFTLOCK.COM, INC.

             (Exact Name of Registrant as Specified in its Charter)


                     Delaware                                 1-13611                                04-3153168

         (State or other jurisdiction of              (Commission File Number)                       (IRS Employer
         incorporation or organization)                                                         Identification Number)


           Five Clock Tower Place, Ste. 440
                  Maynard, MA                                   01754

       (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (978) 461-5940


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Item 5.  Other Events

         On December 21, 2000, Softlock.com, Inc. (the "Company") entered into a Series C Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") with nine purchasers (the "Purchasers") pursuant to which the Company (a) sold 36,649 shares of Series C Preferred Stock at a purchase price of $191 per share and an aggregate purchase price of approximately $7,000,000 to the Purchasers and (b) issued warrants to purchase an additional 9,162 shares of Series C Preferred Stock at an initial exercise price of $191 per share to the Purchasers. Additionally, the Company issued to the Purchasers contingent warrants to purchase 244,339 shares of common stock at a purchase price of $1.91 per share that may become exercisable on August 1, 2001 and contingent warrants to purchase 244,339 shares of common stock at a purchase price of $1.91 per share which may become exercisable on October 15, 2001. The contingent warrants will not become exercisable if the Company has filed a Registration Statement covering certain securities with the SEC and such Registration Statement has become effective by the dates such warrants would otherwise become exercisable. In connection with the transactions contemplated by the Purchase Agreement, the Company and certain of its shareholders also entered into an Amended and Restated Shareholders' and Rights Agreement.

         THE SUMMARY OF THE SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT, THE AMENDED AND RESTATED SHAREHOLDERS' AND RIGHTS AGREEMENT AND THE WARRANTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT, THE AMENDED AND RESTATED SHAREHOLDERS' AND RIGHTS AGREEMENT AND THE FORMS OF WARRANT EXECUTED BY THE COMPANY IN CONNECTION WITH THIS TRANSACTION. THESE DOCUMENTS ARE FILED AS EXHIBITS TO THIS FORM 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements

                  None.

                  (b)      Pro Forma Financial Information

         The following unaudited pro forma condensed consolidated balance sheet (the "Pro Forma Consolidated Balance Sheet") is based on the historical September 30, 2000 consolidated balance sheet of the Registrant and has been prepared to illustrate the effects of the sale of 36,649 shares of Series C Preferred Stock (the "Series C") which was completed on December 21, 2000.

         The unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 gives effect to the sale of the Series C Preferred Stock as if the transaction had been completed as of that date. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1999 and the nine-months ended September 30, 2000 have not been presented as the sale of the Series C Preferred Stock would not have had an effect on such statements.

         At November 30, 2000, before receiving the proceeds from the sale of the Series C, the Company had a cash balance of $1,736,057 and an accumulated deficit of $21,344,950.

         The Pro Forma Consolidated Balance Sheet does not purport to present the actual financial position that would have occurred had the transactions and events reflected therein in fact occurred on September 30, 2000, nor does it purport to be indicative of the financial condition that may be achieved in the future. The Pro Forma Consolidated Balance Sheet is based on certain assumptions and adjustments described in the note hereto and should be read in conjunction therewith.

                                 [See Next Page]


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                     Softlock.com, Inc. d/b/a Digital Goods

                     Consolidated Balance Sheet (unaudited)

                               September 30, 2000

                                                                           September 30,    Pro forma            September 30,
                                                                               2000        adjustments               2000
                                                                          -------------------------------------------------------
                                                                            (unaudited)                          (as adjusted)

Assets

Current Assets

Cash                                                                          $ 3,713,647    $ 7,000,000  (a)       $ 10,713,647
Accounts receivable, net                                                          177,998                                177,998
Prepaid expenses and other current assets                                         603,405                                603,405
                                                                                ----------                            ----------
Total current assets                                                            4,495,050                             11,495,050


Property and equipment, net                                                     1,365,805                              1,365,805
Website and product development costs, net                                      1,287,927                              1,287,927
Security deposits                                                                  55,777                                 55,777
Prepaid royalties                                                                  65,579                                 65,579
Goodwill, net                                                                   1,683,756                              1,683,756
                                                                               ----------                             ---------
Total Assets                                                                  $ 8,953,894                           $ 15,953,894
                                                                              =============                         =============
Liabilities and Stockholders' Equity

Current Liabilities

Accounts payable                                                              $   428,964                           $    428,964
Accrued expenses                                                                1,501,985        70,000   (a)          1,571,985
Current portion of obligations under capital leases                               321,339                                321,339
                                                                                 --------                               -------

Total current liabilities                                                       2,252,288                              2,322,288

Obligations under capital leases, less current portion                            636,383                                636,383
Other long-term liabilities                                                       150,897                                150,897

Commitments and contingencies


Redeemable   convertible   Series  A  preferred  stock
(Aggregate liquidation preference of $5,643,769 at
September 30, 2000)                                                             5,178,571                              5,178,571

Stockholders' Equity

Common Stock, $0.01 par value;  50,000,000 shares authorized;
13,071,736 shares issued and outstanding at September 30, 2000                    130,717                                130,717
Preferred stock,  $0.01 par value;  5,000,000 shares  authorized;
46,876 shares issued (83,525 as adjusted) and outstanding at
September 30, 2000                                                                    469            367  (a)                836
Deferred compensation                                                             (62,805)                               (62,805)
Deferred royalties                                                               (539,274)                              (539,274)
Additional paid-in capital                                                     20,386,282      6,929,633  (a)         27,315,915
Accumulated deficit                                                           (18,910,754)                          (18,910,754)
Notes receivable from officer and directors                                      (268,880)                              (268,880)
                                                                                ---------                              ---------

Total stockholders' equity                                                        735,755                              7,665,755
                                                                                 --------                             ---------
Total liabilities and stockholders' equity                                    $ 8,953,894                           $ 15,953,894
                                                                             =============                         =============





Note

(a) Reflects the sale of 36,649 shares of Series C Preferred Stock (the "Series C") at a price of $191 per share, resulting in $7,000,000 in proceeds to the Company. As part of the transaction, the Company also issued to the purchasers of the Series C, warrants to purchase 9,162 shares of Series C Preferred Stock at a price of $191. As required by generally accepted accounting principles, the Company allocated a portion of the proceeds from the Series C to the warrants. The fair market value of the warrants was calculated using the Black-Scholes method.

                  (c)      Exhibits

10.1 Series C Preferred Stock and Warrant Purchase Agreement dated December 21, 2000 by and among Softlock.com, Inc., Softlock Services, Inc. and the Purchasers listed on Schedule 1 thereto.

10.2 Amended and Restated Shareholders' and Rights Agreement dated December 21, 2000 by and among Softlock.com, Inc. and the Shareholders named therein.

10.3     Form of Preferred Stock Purchase Warrant dated December 21, 2000.

10.4     Form of Common Stock Purchase Warrant dated December 21, 2000.

10.5     Form of Common Stock Purchase Warrant dated December 21, 2000.

99.1     Press Release dated December 22, 2000.


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                                       S-1



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOFTLOCK.COM, INC.


Date:  January 4, 2001                    By: /s/Michael Dziczkowski

                                              Michael Dziczkowski
                                              Controller

                                  Exhibit Index

10.1 Series C Preferred Stock and Warrant Purchase Agreement dated December 21, 2000 by and among Softlock.com, Inc., Softlock Services, Inc. and the Purchasers listed on Schedule 1 thereto.

10.2 Amended and Restated Shareholders' and Rights Agreement dated December 21, 2000 by and among Softlock.com, Inc. and the Shareholders named therein.

10.3     Form of Preferred Stock Purchase Warrant dated December 21, 2000.

10.4     Form of Common Stock Purchase Warrant dated December 21, 2000.

10.5     Form of Common Stock Purchase Warrant dated December 21, 2000.

99.1     Press Release dated December 22, 2000.